UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

20701 Cooperative Way Dulles, VA	20166-6691
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 467-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.35% Collateral Trust Bonds, due 2026	NRUC 26	New York Stock Exchange
5.50% Subordinated Notes, due 2064	NRUC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 1, 2024, National Rural Utilities Cooperative Finance Corporation (the “Company”) entered into an agency agreement (the “Agency Agreement”) with InspereX LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Wells Fargo Clearing Services, LLC, as agents, in connection with a program through which the Company may offer and sell, from time to time, an unlimited aggregate principal amount of its Subordinated Notes (Subordinated Deferrable Interest Notes) (the “Notes”). The Company has filed a prospectus supplement, dated and filed on November 1, 2024, with the Securities and Exchange Commission (the “SEC”) related to the Notes (the “Prospectus Supplement”).

Copies of the Agency Agreement and the Form of Global Certificates for the Notes are filed as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated by reference herein.

The Notes will be issued pursuant to the shelf registration statement on Form S-3 (File No. 333-275151) filed by the Company with the SEC on October 24, 2023, a base prospectus, dated October 24, 2023, included as part of the registration statement, and the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits.

(d)            The following exhibits are filed as part of this report.

Exhibit No.	Description

1.1	Agency Agreement, dated November 1, 2024, by and between the Company and InspereX LLC, Citigroup Global Markets Inc., RBC Capital Markets, LLC and Wells Fargo Clearing Servies, LLC.

4.1	Form of Fixed Rate Subordinated Notes.

4.2	Form of Floating Rate Subordinated Notes.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Notes.

8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters in connection with the issuance and sale of the Notes.

23.1	Consent of Hogan Lovells US LLP (included in Exhibits 5.1 and 8.1).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ Yu Ling Wang
Yu Ling Wang
Senior Vice President and Chief Financial Officer

Dated: November 1, 2024